SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of report (Date of earliest event reported): November 14, 2007

                            NEXTERA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25995                 95-4700410
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission             (I.R.S. Employer
        incorporation)             File Number)           Identification No.)

                      14320 Arminta Street, Panorama City,
                                California 91402
                    (Address of Principal Executive Offices)

                                 (818) 902-5537
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                               TABLE OF CONTENTS
                               -----------------

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.

     On November 14, 2007, Nextera Enterprises, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

 Exhibit No.                               Description
--------------     -------------------------------------------------------------
    99.1           Press Release dated November 14, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEXTERA ENTERPRISES, INC.

Date: November 14, 2007                    By:  /s/ ANTONIO RODRIQUEZ
                                                --------------------------------
                                                Antonio Rodriquez
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                               Description
--------------     -------------------------------------------------------------
    99.1           Press Release dated November 14, 2007.